                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of earliest event reported: October 7, 1996


                            PARKER DRILLING COMPANY
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             (Exact name or registrant as specified in its charter)


Delaware                              1-7573                     73-0618660
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(State of other jurisdiction    Commission File Number         (IRS Employer
of incorporation)                                           Identification No.)

Eight East Third Street, Tulsa, Oklahoma               74103
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 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, include area code: (918) 585-8221

Item 5:     Other Events



            On October 7, Parker Drilling Company ("Parker") and
            Quail Tools, Inc. ("Quail") entered into a Stock Purchase
            Agreement by which Parker will acquire all of the stock of Quail for $65 million in cash. A copy of this Stock Purchase Agreement is annexed hereto as Exhibit 2 and incorporated herein by reference. A copy of the press release announcing the signing of the Stock Purchase Agreement is annexed hereto as Exhibit 99 and incorporated herein by reference.

Item 7:     Financial Statements, Pro-Forma Financial Incorporation and Exhibits

            (a)   Financial Statements - None

            (b)   Pro-Forma Financial Statements - None

            (c)   Exhibits

                  2. Stock Purchase Agreement dated October 7, 1996, between Parker Drilling Company and
                       Quail Tools, Inc.

                 99.   Press Release dated October 8, 1996

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PARKER DRILLING COMPANY



                                      By: ------------------------------------
                                          Robert L. Parker Jr.
                                          President and Chief Executive Officer


Date: October 15, 1996

                                 EXHIBIT INDEX


Exhibit
Number                     Description
-------                    -----------

    2     Stock Purchase Agreement dated October 7, 1996, between
          Parker Drilling Company and Quail Tools, Inc.

   99     Press Release dated October 8, 1996